UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PRINCIPAL FINANCIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

www.investorvote.com/PFG Step 1: Go to www.investorvote.com/PFG. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/PFG or scan the QR code — login details are located in the shaded bar below. Notice of Annual Shareholders Meeting 04497C Important Notice Regarding the Availability of Proxy Materials for the Principal Financial Group, Inc. Annual Shareholders Meeting to be held virtually via Live Webcast on Tuesday, May 20, 2025 When you go online, you can also consent to receive electronic delivery of future materials. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the internet. Follow the instructions below to view the materials and vote online or request a paper or email copy. The items to be voted on and instructions on how to access the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Annual Shareholders Meeting, Proxy Statement and 2024 Annual Report on Form 10-K are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 10, 2025 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. The Sample Company Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM MMMMMMMMM 000001MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 COY MMMMMMM MMC 1234567890MMMMMMMOnlineGo to www.investorvote.com/PFGor scan the QR code — login details are located in the shaded bar below.Notice of Annual Shareholders Meeting1234 5678 9012 345Important Notice Regarding the Availability of Proxy Materials for the Principal Financial Group, Inc. Annual Shareholders Meeting to be held virtually via Live Webcast on Tuesday, May 20, 2025 When you go online, you can also consent to receive electronic delivery of future materials. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the internet. Follow the instructions below to view the materials and vote online or request a paper or email copy. The items to be voted on and instructions on how to access the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Annual Shareholders Meeting, Proxy Statement and 2024 Annual Report on Form 10-K are available at:www.investorvote.com/PFGEasy Online Access — View your proxy materials and vote.Step 1: Go to www.investorvote.com/PFG.Step 2: Click on the ico tep 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences.Step 5: Vote your shares.When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 10, 2025 to facilitate timely delivery.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/PFG. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials PFG” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 10, 2025. Principal Financial Group, Inc.’s Annual Shareholders Meeting will be held virtually on May 20, 2025 via live webcast at meetnow.global/M5JRRTH at 9:00 a.m. Central Daylight Time. To access the virtual meeting, you must have the 15-digit control number that is printed in the circle in the shaded bar located on the reverse side of this form. You do not need to participate in the annual meeting to vote. The Board of Directors recommends a vote FOR all of the nominees listed and FOR Proposals 2 and 3: 1. Election of Directors: Blair C. Pickerell, Clare S. Richer, H. Elizabeth Mitchell, and Deanna D. Strable-Soethout 2. Advisory approval of the compensation of our named executive officers 3. Ratification of the appointment of Ernst & Young LLP as the company’s independent auditors for 2025 PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. There is no physical location for the annual meeting. As we have done in the past, Principal Financial Group, Inc. is taking advantage of the Securities and Exchange Commission’s rule that allows companies to provide proxy materials for the annual meeting via the internet to registered shareholders. Instructions to participate in the virtual annual meeting are available in our proxy statement and at www.principal.com/annualmeeting. Notice of Annual Shareholders Meeting areholders Meeting Principal Financial Group, Inc.’s Annual Shareholders Meeting will be held virtually on May 20, 2025 via live webcast at meetnow.global/M5JRRTH at 9:00 a.m. Central Daylight Time. To access the virtual meeting, you must have the 15-digit control number that is printed in the circle in the shaded bar located on the reverse side of this form. You do not need to participate in the annual meeting to vote. The Board of Directors recommends a vote FOR all of the nominees listed and FOR Proposals 2 and 3: 1.Election of Directors: Blair C. Pickerell, Clare S. Richer, H. Elizabeth Mitchell, and Deanna D. Strable-Soethout 2.Advisory approval of the compensation of our named executive officers 3.Ratification of the appointment of Ernst & Young LLP as the company’s independent auditors for 2025 PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. There is no physical location for the annual meeting. As we have done in the past, Principal Financial Group, Inc. is taking advantage of the Securities and Exchange Commission’s rule that allows companies to provide proxy materials for the annual meeting via the internet to registered shareholders. Instructions to participate in the virtual annual meeting are available in our proxy statement and a e’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.— Internet – Go to www.investorvote.com/PFG.— Phone – Call us free of charge at 1-866-641-4276.— Email – Send an email to investorvote@computershare.com with “Proxy Materials PFG” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 10, 2025.